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                                   EXHIBIT 23



                        Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-61612) pertaining to the Sport Chalet, Inc. 1992 Incentive Award Plan of our report dated May 21, 1997, with respect to the financial statements of Sport Chalet, Inc. included in the Annual Report (Form 10-K) for the year ended March 31, 1997.



                                       /s/ Ernst & Young LLP
                                       ----------------------


Los Angeles, California
June 26, 1997